Exhibit 99.1

Exhibit 99.1

37th Annual Shareholder’s Meeting May 16th 2012

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2011, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

# Senior Leadership Team

| Name | Position | Banking Experience | CVBF Service |
|---|---|---|---|
| Christopher D. Myers | President & Chief Executive Officer | 28 Years | 6 years |
| Richard C. Thomas | Executive Vice President \| Chief Financial Officer | 2 Years | 1 Year |
| James F. Dowd | Executive Vice President \| Chief Credit Officer | 35 Years | 4 Years |
| David C. Harvey | Executive Vice President \| Chief Operations Officer | 22 Years | 2 Years |
| David A. Brager | Executive Vice President \| Sales Division | 24 Years | 9 Years |
| Chris A. Walters | Executive Vice President \| CitizensTrust | 25 Years | 5 Years |
| Yamynn DeAngelis | Executive Vice President \| Chief Risk Officer | 32 Years | 24 Years |
| Richard Wohl | Executive Vice President \| General Counsel | 23 Years | New |
| Elsa Zavala | Executive Vice President \| Chief Information Officer | 32 Years | 19 Years |
| Larry Zivelonghi | Executive Vice President \| Dairy & Livestock Industries Group | 32 Years | 19 Years |

Senior Leadership Team

Position

Name

Ted Dondanville

Hector Gutierrez

1Year

David Krebs

Years

James Mead

Years

Michael Mulcahy

Tim Noone

Years

Mark Richardson

Years

Nancy Sinclair

John Tait

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Banking

CVBF

Average:

Experience

Commercial Banking

Deputy Chief Credit Officer

Human Resources

Region I Manager

Region III Manager

Specialty Banking

Real Estate Banking

The Marketing Group

Region IV Manager

28

Service

30

30

18

37

34

29

22

43

41 years

years

Years

Years

Years

Years

Years

Years

Years

Years

11 years

10 Years

14 years

9

19

4	years
4

18

15 Years

Steven Caseldine

Ken Clark

David Didier

Greg Armstrong

Harold Koenigsaecker

Duane Keene

LaVon Short

Sue Haynes

Francene LaPoint

Thomas Trine

SVP

SVP

SVP

SVP

SVP

SVP

SVP

SVP

SVP

SVP

Corona Manager

Riverside Manager

Arcadia Manager

Upland Manager

Special Assets Manager

Covina Manager

Deposit Services & Treasury Mgmt Sales Manager

Bankcard Services Manager

Controller

Trust Services Manager

CVB

CVB Financial Corp. (CVBF)

Financial Highlights 3/31/12

Total Assets:

Gross Loans:

Total Deposits (Including Repos):

Total Equity:

Operating Highlights

$6.5

$3.5

$5.2

$730

Billion

Billion

Billion

Million

Largest financial institution headquartered in the Inland Empire region of Southern California. Formed in 1974.

Serves 40 cities with 42 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California

Source: Q1 2011 earnings release & company filings. *non-covered loans

Largest Banks Headquartered in California

Rank Name Asset Size (3/31/12)

1	Wells Fargo $1,333,799
2	Union Bank $92,323
3	Bank of the West $62,343
4	First Republic Bank $29,719
5	OneWest Bank $25,010
6	City National Bank $24,038
7	East West Bank $21,750
8	SVB Financial $20,818

9 Cathay Bank $10,557

10	CVB Financial Corp $6,506
11	Pacific Capital Bank $5,846
12	Pacific Western Bank $5,448
13	Westamerica Bank $5,060
14	Farmers & Merchants of Long Beach $4,769 In millions

Bank Accomplishments & Ratings

140 Consecutive Quarters of Profitability

90 Consecutive Quarters of Cash Dividends

#11 Forbes Magazine Best Banks (December 2011)

BauerFinancial Report

Five Star Rating (September 2011)

Fitch Rating

BBB (October 2011)

9

What are our Markets?

42 Business Financial Centers

5 Commercial Banking Centers

Deposits*

# of Center Total Deposits Total Deposits

(000’s) Locations(3/31/11)(3/31/12)

Los Angeles County 17 $1,964,976 $1,932,495

Inland Empire 11 $1,553,109 $1,617,447

(Riverside & San Bernardino Counties)

Central Valley 11 $773,627 $817,461

Orange County 8 $572,407 $545,356

Other 0 $199,579 $244,916

Total 47 $5,063,698 $5,157,675

Average Cost of Deposits 0.27% 0.17%

*Includes Customer Repurchase Agreements 12

Loans

—as of 3/31/2012—

Non-Covered Covered

(000’s) Total Loans*%

Loans Loans*

Los Angeles County $1,115,483 $14,858 $1,130,341 32.32%

Central Valley $586,531 $238,542 $807,241 23.59%

Inland Empire $633,955 $2,604 $636,559 18.20%

(Riverside & San Bernardino Counties)

Orange County $480,771 $113 $480,884 13.75%

Other $375,406 $48,927 $442,165 12.13%

Total $3,192,146 $305,044 $3,497,190 100%

*Prior to Mark To Market discount and loan loss reserve (includes loans Held for Sale)

Loan Portfolio Composition*

Total Loans by Type

Municipal Lease Finance

Consumer Receivables—3.6% Auto & Equipment—0.5%

1.6% Dairy, Livestock &

SFR Mortgage

5.2% Agribusiness- 9.1%

Commercial & Industrial

15.6%

Commercial Real Estate

Non-Owner Occupied Construction RE

40.0% 2.1%

Commercial Real Estate

Owner Occupied—22.3%

Source: Q1 2012 earnings release & company reports | *Non-covered loans

Dairy & Livestock

12/31/11

Territory Number of Total

Loan Outstandings Loan Outstandings

Central Valley 74 $148,391

Inland Empire 57 $63,333

Idaho 21 $60,321

New Mexico 19 $38,212

Washington 15 $22,339

Other Areas 12 $10,953

Total 198 $343,549

Dairy: Real Estate 62 $151,714

Grand Total 260 $495,263(000’s)

Non-Performing Assets

Non-Covered

$180,000

$160,000

$140,000

$120,000

$100,000

$80,000

$60,000

$40,000

$20,000

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(000’s) 2009 2010 2011 2012

Non-Performing Loans OREO

16

Loan Loss Allowance

Non-Covered

3.75%

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

1.25%

1.00%

0.75%

0.50%

0.25%

0.00%

-0.25% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2007 2008 2009 2010 2011 2012

Allowance to Non-Covered Loans Net Charge-Offs / Average Loans (Non-Covered)

17

Profits

(000’s) Net Income

$22,500 $87.4 Million

$20,000

$17,500

$15,000

$12,500

$10,000

$7,500

$5,000

$2,500

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2007 2008 2009 2010 2011 2012

Net Income After Taxes

Earnings

(000's)	2008	2009	2010	2011	3/31/2012
Net Interest Income	**$193,679**	**$222,264**	**$259,317**	**$234,681**	**$58,602**
Provision for Credit Losses	($26,600)	($80,500)	($61,200)	($7,068)	$0
Other Operating Income/Expenses (Net)	($81,331)	($52,515)	($111,378)	($106,809)	($24,956)
Income Taxes	($22,675)	($23,830)	($23,804)	($39,071)	($11,378)
Net Income After Tax	**$63,073**	**$65,419**	**$62,935**	**$81,733**	**$22,268**

20

Net Interest Margin

4.00%

3.75%

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2007 2008 2009 2010 2011 2012

Normalized*

*Normalized excludes accelerated accretion on covered loans

Peer Profitability Metrics

Return on Average Assets

1.50% 1.00% 0.50%

0.00% CVBF

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

-0.50% 2010 2011 2012 Peer

-1.00% -1.50% -2.00%

Return on Average Tangible Equity

20.00% 15.00% 10.00% 5.00% 0.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 -5.00% 2010 2011 2012 -10.00% -15.00%

5.00% Net Interest Margin

4.00% 3.00% 2.00% 1.00%

0.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2010 2011 2012

CVBF Peer

Source: Q1 2012 earnings release & other company filings, SNL

Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

Capital

Capital Ratios

Regulatory

Regulatory Well-Capitalized Mar 31, 2012

Minimum Ratio Ratio

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.18%

Total Risk-based Capital Ratio 8.0% 10.0% 19.44%

Tier 1 Leverage Ratio 4.0% 5.0% 11.35%

Tangible Capital Ratio 10.38%

Core Tier 1 Capital Ratio 15.57%

24

Securities/Investments

Securities Portfolio*

—$2.4 Billion—

Trust Preferred 0.4%

Municipal Bonds Collateralized Mortgage 27.3% Obligations

31.1%

Government Agency & Government Sponsored Entities 1.6%

Yield on securities portfolio = 3.03%

Mortgage Backed Securities

39.6%

*Securities Available For Sale

Source: Q1 2012 earnings release. As of 03/31/2012 securities held-to-maturity were valued at approximately $2.3 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio:

$2.4 Billion

(000’s) Mark-to-Market

$90,000(Pre-tax)

$80,000

$71,425

$70,000

$60,000

$50,000

$40,000

$30,000

$20,000

$10,000

$0

Mar 09 Jun 09 Sep 09 Dec 09 Mar 10 Jun 10 Sep 10 Dec 10 Mar 11 Jun 11 Sep 11 Dec 11 Mar 12

*Securities Available For Sale

CVBF Assets

12/31/06 $6.1 Billion 3/31/12 Securities $6.5 Billion

Loans 42.4%

49.9% Securities Loans 36.5%

51.3%

2.4%

0.7% 4.6% Fed Balance* 2.8%

Goodwill & Other

8.5% Fed Balance* Intangibles 0.9% Other Goodwill & Intangibles

*Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit

CVBF Liabilities

12/31/06 $5.7 Billion 3/31/12

Jr. Subordinated $5.8 Billion BORROWINGS 1.9% Debentures

36.0% BORROWINGS Jr. Subordinated Other 7.8% 1.9% Debentures 1.0% Liabilities

0.7% 61.4%

Other Liabilities TOTAL DEPOSITS*

89.3%

TOTAL DEPOSITS*

*Includes Customer Repurchase Agreements 29

May 2012

- Update -

CVBF Stock Price

$13 $11.14

$10.38 05/15/12

$12 Shareholders Meeting

05/18/10

$11

$6.56

$10 Shareholders Meeting

$9 05/13/09

$8

$7 —Press Release— $9.22

SEC Investigation Shareholders Meeting

$6 08/10/10 05/18/11

$5

4 $

May-09

Jun-09

Jul-09

Aug-09

Sep-09

Oct-09

Nov-09

Dec-09

Jan-10

Feb-10

Mar-10

Apr-10

May-10

Jun-10

Jul-10

Aug-10

Sep-10

Oct-10

Nov-10

Dec-10

Jan-11

Feb-11

Mar-11

Apr-11

May-11

Jun-11

Jul-11

Aug-11

Sep-11

Oct-11

Nov-11

Dec-11

Jan-12

Feb-12

Mar-12

Apr-12

May-12

31

SEC Investigation

SEC investigation related to CBB loan loss reserves was initiated in late July 2010

CVBF and outside counsel have fully cooperated with the SEC

We are hopeful the investigation will be resolved but have no specific insight as to timing or outcome

32

Lawsuits: Shareholder and Derivative

Federal securities shareholder class action complaint was dismissed by judge in January 2012.

Plaintiffs re-filed amended securities complaint in February 2012, and we renewed our motion to dismiss in March 2012.

The hearing before the judge is scheduled for June 2012, and we intend to continue to vigorously contest the claims, which we believe are without merit.

State law derivative action has been deferred pending the June hearing and ruling on our motion to dismiss the companion federal suit.

— 2012 & Beyond –

Our Growth Strategy

Our Mission

“The mission of CVB Financial Corp. is to achieve superior performance and rank in the top 10% of all financial institutions in the nation in return on equity and return on assets. This will be achieved by delivering the finest in financial products and services through relationship banking commitments with businesses and professionals in the Inland Empire, Los Angeles County, Orange County and the Central Valley areas of California. It will be supported by an unqualified commitment to our five core values.”

35

5 Core Values

1. Financial Strength

2. Superior People

3. Customer Focus

4. Cost Effective Operation

5. Having Fun

36

Our Vision

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

37

Target Customer

The best privately-held and/or family-owned businesses throughout California.

—Annual revenues of $1-200 million

— Top 25% in their respective industry

— Full relationship banking

— Build 20-year relationships

38

Three Areas of Growth

Same Store

DeNovo Sales Acquisitions

—Banks— —Trust—

39

Acquisition Strategy

—Banks—

Conventional M&A

Target size: $200 million to $2 billion in assets

Financial & Strategic

In-market and/or adjacent geographic market (California only)

—Trust/Investment—

Target size: Assets Under Management of $200 million to $1 billion

In California

40

2012 Strategy:

Five Key Objectives

Our ‘Critical Few’

• Quality Loan Growth

• Non-Interest Bearing Deposit Growth

• Non-Interest Income Growth

• Expense Control

• Grow Through Acquisition

42

(000’s)

$4,250,000 Total Loans*

$4,000,000

$3,750,000

$3,500,000

$3,250,000

$3,000,000

$2,750,000

$2,500,000

$2,250,000

$2,000,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2007 2008 2009 2010 2011 2012

*Total Loans net of SJB purchase discount

Non-Interest Bearing Deposits

$2,200,000

$2,000,000

$1,800,000

$1,600,000

$1,400,000

$1,200,000

$1,000,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(000’s) 2007 2008 2009 2010 2011 2012

Non-Interest Income*

$9,500

$9,000

$8,500

$3,000

$7,500

$7,000

$6,000

$6,500

$5,500

$5,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(000’s) 2007 2008 2009 2010 2011 2012

*Net of Loss/Gain on OREO and Investment Securities Sales

Expenses

2009 2010 2011 Q1 2012

(000’s) Annualized

Salaries and Employee Benefits $62,985 $69,419 $69,993 $67,251

Promotion & Entertainment $6,528 $6,084 $4,977 $5,031

Supplies $2,989 $3,314 $2,558 $2,369

Software Licenses & Maintenance $2,320 $5,031 $3,669 $3,656

Professional Services $6,965 $13,308 $15,031 $8,008

OREO Expense $1,211 $7,490 $6,729 $2,936

Other $50,588 $63,846 $38,068 $32,260

TOTAL: $133,586 $168,492 $141,025 $121,512

Our Strategic Focus

Strong Capital position

Strong, disciplined credit underwriting/credit culture

Drive low cost, sustainable deposits

Multiple forms of growth (don’t depend on one)

Same Store Sales

DeNovo

Acquisitions

Cross sell: capture the whole wallet

Build new Fee Income opportunities

Long term outlook

47

CVB